SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Core Equity Fund
DWS Core Equity VIP
The following replaces similar existing disclosure under the “PRINCIPAL INVESTMENT STRATEGIES” heading contained within the summary section and under the “PRINCIPAL INVESTMENT STRATEGIES” heading within the “FUND DETAILS” section of each fund's prospectus(es).
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. From time to time, certain amounts of the fund’s assets will be invested in total return swap transactions, through which the fund and a swap counterparty will exchange the returns of a custom basket of both long and short positions selected using portfolio management’s proprietary quantitative models. Portfolio management may use total return swaps in seeking to enhance potential returns as well as for hedging. In addition, portfolio management may use put options for hedging and volatility management purposes.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
The following replaces the existing similar disclosure contained under the “MAIN RISKS” section within the summary section of each fund’s prospectus(es):
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Total return swaps used by the fund will be subject to the same derivatives risks described above. Because the total return swaps will be based on a custom basket of securities and other instruments, the total returns swaps will be subject to the risks of those securities and other instruments that comprise the basket. The fund can lose money on a total return swap if the net value of the long and short positions selected by portfolio management decreases. Total return swaps may also be subject to risk arising from margin requirements and risks from mispricing or valuation complexity as well as operational and legal risks. If the fund has insufficient cash to meet daily margin or payment requirements, it may have to sell securities from its portfolio at a time when it is disadvantageous to do so. A total return swap may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.
The following replaces the existing similar disclosure contained under the “MAIN RISKS” section within the “FUND DETAILS” section of each fund’s prospectus(es):
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security or index to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Total return swaps used by the fund will be subject to the same derivatives risks described above. Because the total return swaps will be based on a custom basket of securities
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and other instruments, the total returns swaps will be subject to the risks of those securities and other instruments that comprise the basket. The fund can lose money on a total return swap if the net value of the long and short positions selected by portfolio management decreases. Total return swaps may also be subject to risk arising from margin requirements and risks from mispricing or valuation complexity as well as operational and legal risks. If the fund has insufficient cash to meet daily margin or payment requirements, it may have to sell securities from its portfolio at a time when it is disadvantageous to do so. A total return swap may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Please Retain This Supplement for Future Reference
November 1, 2023
PROSTKR23-49